UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

OncoVista Innovative Therapies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28347	23-2426437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14785 Omicron Drive, Suite 104, San Antonio, Texas	78245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 677-6000

Aviation Upgrade Technologies, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In connection with the change, as previously reported, of both the Registrant’s name to OncoVista Innovative Therapies, Inc. and the Registrant’s CUSIP number, the Registrant’s trading symbol on the OTC Bulletin Board has been amended to “OVIT”, effective at the opening of business on January 14, 2008.

The amendments to the Registrant’s name, CUSIP number and trading symbol were announced in a press release issued by the Registrant on January 14, 2008, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits

    99.1  Press Release dated January 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2008

OncoVista Innovative Therapies, Inc.

By: /s/ Alexander L. Weis
Name: Alexander L. Weis, Ph.D.
Title: Chief Executive Officer